SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)              September 29, 2000
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                                  TechSys, Inc.
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               (Exact Name of Registrant as Specified in Charter)



         New Jersey                    0-24542              22-3276736
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(State or Other Jurisdiction           (Commission         (I.R.S. Employer
  Of Incorporation)                    File Number)        Identification No.)




44 Aspen Drive, Livingston, New Jersey                        07039
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(Address of Principal Executive Offices)                       (Zip Code)




Registrant's telephone number, including area code                (973) 422-1666
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Inapplicable
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(Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events.

                  Pursuant to an Exchange Agreement dated September 29, 2000, TechSys, Inc. exchanged 150,000 membership units of Little Universe, L.L.C. for 71,429 membership units of Technology Keiretsu, LLC.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

         Exhibit 10.73 Exchange Agreement dated as of September 29, 2000 by and between TechSys, Inc., Little Universe, L.L.C. and Technology Keiretsu, LLC

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TECHSYS, INC.


                                              STEVEN L. TRENK
Date:    October 12, 2000            By:      ___________________________
                                              Steven L. Trenk
                                              President

                                                   EXHIBIT INDEX

         Exhibit 10.73 Exchange Agreement dated as of September 29, 2000 by and between TechSys, Inc., Little Universe, L.L.C. and Technology Keiretsu, LLC